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                                   EXHIBIT 32

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Isramco, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2006 (the "Report") filed with the Securities and Exchange Commission, I, Haim Tsuff, Chief Executive and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Company's Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


MAY 22, 2006                                      /S/ HAIM TSUFF
                                                      ------------------------
                                                        HAIM TSUFF
                                                        CHIEF EXECUTIVE OFFICER
                                                        (AND PRINCIPAL FINANCIAL
                                                        AND ACCOUNTING OFFICER)


A signed original of this statement required by Section 906 has been provided to Isramco, Inc. and will be retained by Isramco, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.